Exhibit 99.1

Raymond James Conference – February 1st, 2007

Notice on Forward Looking Statements Statements in this presentation, as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors, affiliates or subsidiaries (collectively or separately the "Company"), that are not historical fact constitute "forward looking statements" that involve factors that could cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward looking statements. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Allegiant Travel Company More than an Airline Leisure travel company that happens to use aircraft Allegiant provides vacation experiences to travelers in small cities that otherwise have few options to world-class destinations Non-stop air travel Hotels Rental cars Theme park and show tickets Presence in 48 small cities to Las Vegas, Orlando and Tampa Bay The airline makes it happen Lowest cost airline in the U.S. 26 MD-80 aircraft in service

Investment Highlights Unique, expandable, and defensible niche strategy Strong ancillary revenue Low operating costs Proven management Excellent growth and profitability Revenue growth – 82% CAGR Since 2002 Profitable last 16 quarters (1) 2004 2005 2006 Revenues $90M $132M $243M Passengers 840K 1.2M 2.2M ASMs 1,219M 1,674M 2,871M (1) Excludes mark to market impact from fuel hedges and one-time deferred tax liability charge for C Corporation conversion

Five Years of Growth YE 2002 3 cities, 2 routes

Five Years of Growth YE 2004 14 cities, 13 routes

Five Years of Growth 1Q 2007 End of Q1: 48 cities, 70 routes (including seasonal) Growth: 50 + more small cities = 100M people

Allegiant Travel Company Unconventional Sources of Airline Revenue: $16/pax for 2006

Strong Ancillary Revenue Ancillary Revenue as a % of Scheduled Service Revenue 2006 Ancillary Revenue as a % of Scheduled Service Revenue (1) Source: Other Company Filings. Includes AAI, FRNT, JBLU, LCC, and LUV Other Revenues as a percentage of Total Revenue through 9/30/06. 1.5% 3.9% 6.8% 12.3% 17.5% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2002 2003 2004 2005 2006 17.5% 3.7% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Allegiant US LCCs (1)

Control the Customer – Direct Distribution Control of customer – core strategy Distribution – no middle men – talk directly to customer! 86% web sales for 2006 - drives email database Direct, customized communication 604,000 email addresses ~2.4M customers @ 4 to 1 Lowest cost communication Talking to Customers - Direct PR very effective Inexpensive to ‘talk to’ Advertise in 349 publications at YE 14.6M circulation; 29M people reached Indirect - word of mouth “Big Fish in Small, Underserved Ponds”

Low Operating Cost – Simplicity Critical Key Drivers: Cost-driven schedule Simple product, no connections Comprehensive automation Direct distribution, 86% web bookings No CRS / GDS – Expedia, etc. No Fee to book with agent Highly productive work force Low cost aircraft (3) 2006 CASM Ex-fuel (1) 2006 CASM (2) (1) Source: Other Company filings. Includes Mainline CASM excluding Mainline gross fuel expense thru 9/30/2006. (2)Source Other Company filings. Includes company reported Mainline CASM thru 9/30/2006. (3) Legacies include ALK, AMR, CAL, Delta, Northwest and UAUA. (3) (¢) (¢) CASM Ex-fuel – 27% Below Next Competitor 11.6 11.3 10.1 10.0 9.5 8.8 7.7 7.7 0 2 4 6 8 10 12 Allegiant JetBlue Southwest Frontier Airtran America West Legacies US Airways 8.2 7.5 6.5 7.0 6.3 6.1 5.2 4.2 0 1 2 3 4 5 6 7 8 9 Allegiant JetBlue Frontier Airtran America West Southwest Legacies US Airways

Low Utilization of Our Aircraft Daily Utilization (hrs) CASM (¢) Network Expansion & Increased Asset Utilization Drive Further Unit Cost Reduction Low Aircraft Utilization 2006 Daily Aircraft Utilization vs. Comps (1) Daily Utilization (hrs) (1) Source: Other Company filings thru 9/30/2006 6.7 6.1 7.1 6.4 5.4 7.5 6.8 7.4 7.7 10.3 4.3 5.8 8.3 4.2 4.6 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 2002 2003 2004 2005 2006 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 Utilization CASM CASM Ex-Fuel 12.1 12.9 11.4 11.2 11.1 6.7 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 JetBlue Frontier Southwest Airtran Alaska Allegiant

Efficient Cost Structure (¢) Employees/Aircraft Employees per Aircraft Labor CASM Source: Other Company filings thru 9/30/2006 (1) Includes ALK, AMR, CAL and UAUA. (2) ALGT Employees/Aircraft @ 1/31/07; ALGT Labor CASM @ 12/31/06; Other airlines @ 9/30/06 (1) (1) 3.3 3.3 2.7 2.1 1.2 1.9 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Allegiant JetBlue Airtran US Airways Legacies Southwest 32.5 62.0 67.7 88.4 88.4 89.2 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 Allegiant Airtran Southwest US Airways Legacies JetBlue

Capacity Growth ASM CAGR 89.6% Since 2002 Available Seat Miles (ASMs): 2002-2006 (in millions) 222 614 1,219 1,674 2,871 79.1% 77.4% 67.1% 71.1% 75.1% 0 500 1,000 1,500 2,000 2,500 3,000 2002 2003 2004 2005 2006 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% ASM Load Factor

Solid Revenue Growth $22.2 $50.0 $90.4 $132.5 $243.4 Revenue: 2002-2006 (in millions) Total Revenue CAGR 81.9% Since 2002 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2002 2003 2004 2005 2006 Scheduled service Fixed fee Ancillary

Industry Leading Operating Margins (4) Allegiant Margins (1)(2) 2006 YTD EBIT Margin (1) (1) Source: Company filings through 12/31/06 for ALGT; 9/30/06 for other airlines. (2) Excludes any impact from mark to market of fuel hedging through 12/31/06. (3) Excludes gain from fuel hedging through 9/30/06. (4) Includes ALK, AMR, CAL and UAUA through 9/30/06. (3) (2) 11.2% 2.0% 8.2% 7.3% 3.6% 2.8% 2.4% 2.4% 1.3% 0% 2% 4% 6% 8% 10% 12% Southwest Allegiant US Airways JetBlue AirTran Legacies Frontier America West 10.7% 16.5% 16.0% 16.3% 14.7% 8.2% 8.7% (4.2%) 7.9% 9.4% (10%) (5%) 0% 5% 10% 15% 20% 2002 2003 2004 2005 2006 YTD EBITDAR Margin EBIT Margin

Strong Balance Sheet (1) Adjusted for 7x LTM Rent Expense of $5.1M in 2006 and $5.0M in 2005 Capitalization ($ in millions) 12/31/05 Cash, Cash Equivalents and Short - term Investments $53.3 $136.1 Total Assets 170.1 305.7 Total Debt Reedemable Convertible Combined Shares 59.7 39.5 72.8 Total Shareholders' Equity $14.6 $153.5 Total Capitalization $113.8 $ 226.3 Total Debt / Book Capitalization 52.5% 32.2% Adjusted Total Debt / Adjusted Book Capitalization (1) 63.6% 41.4% Adjusted Debt / EBITDAR (1) 4.4x 3.0x Total Debt / Cash 1.12x .5x 12/31/06 Unaudited Audited

 Proven Management and Financial Sponsors Name Title Years in Industry Shares Outstanding Prior Experience Maury Gallagher President & CEO 27 4,845,583 Ponder Harrison Managing Director – Marketing & Sales 21 537,500 Andrew Levy Managing Director – Planning 9 537,500 Linda Marvin CFO and Ma naging Director 12 387,500 Robert Priddy Director 42 3,571,429 Declan Ryan Director 22 957,143 PAR Investment Partners -- -- 1,750,000 Total Number of Shares 12,586,665

Maury Gallagher President & CEO